                                                                   EXHIBIT 10.30

     INTERCREDITOR AGREEMENT, dated as of December 22, 1997, among V.I. TECHNOLOGIES, INC. (formerly known as Melville Biologics, Inc.), a Delaware corporation (the "Company"), BAYER CORPORATION (formerly known as Miles, Inc.), an Indiana corporation ("Bayer") and THE CHASE MANHATTAN BANK ("Chase").

                                  WITNESSETH:
                                  ----------

     WHEREAS, pursuant to the Credit Agreement, dated as of December 22, 1997 (the "Credit Agreement"), between the Company and Chase, Chase has agreed to make a term loan (the "Chase Term Loan") in the principal amount of $10,750,000 to the Company subject to the terms and conditions set forth therein;

     WHEREAS, pursuant to the Credit Agreement, the Company (and in the event the Company forms or acquires any Subsidiaries (as hereinafter defined) after the date hereof, each such Subsidiary) will grant Liens (as hereinafter defined) on its assets to secure its obligations in respect of the Chase Term Loan;

     WHEREAS, Bayer and the Company are parties to the First Amended and Restated Agreement for Custom Processing, dated as of January 24, 1996 ("Agreement for Custom Processing"), and to the Other Agreements, as defined in
Section 17 of the Agreement for Custom Processing, relative to processing and fractionation of plasma and related matters;

     WHEREAS, in conjunction with this Agreement, Bayer and the Company are entering into the Modification Agreement, dated as of the date hereof (the "Modification Agreement") between the Company and Bayer which, among other things, amends said Agreement for Custom Processing so as, among other things, to increase the intermediate product to be processed for Bayer and to extend the term thereof;

     WHEREAS, the proceeds of the Chase Term Loan will be used, in part, to refinance a term loan made by PNC Bank to the Company (the "Existing PNC Loan"), and the related Letter Agreement between the Company and PNC Bank is being terminated;

     WHEREAS, in connection with the refinancing of the Existing PNC Loan (i) the Guaranty Agreement of Bayer in favor of PNC Bank, dated as of February 7, 1995 (the "Bayer Guaranty") in respect of the Existing PNC Loan, is being terminated; (ii) the reimbursement obligations of the Company in respect of the Bayer Guaranty under the Reimbursement and Security Agreement, dated February 7, 1995 (the "Reimbursement Agreement") are being terminated and (iii) the Reimbursement Agreement and the Mortgage dated February 15, 1995 from the Suffolk County Industrial Development Agency and the Company to Bayer (the "1995 Mortgage") are being amended to provide that the reimbursement obligations of the Company in respect of the Bayer Guaranty will no longer be secured by the Liens granted pursuant to the Reimbursement Agreement and the 1995 Mortgage;

     WHEREAS, to accomplish said amendments, the Company and Bayer are entering into the Security Agreement (as defined below) and an amendment to the 1995 Mortgage (as so amended, the "Bayer Mortgage"), and, after giving effect to such amendments, only the obligations of the Company under the Agreement for Custom Processing will be secured by liens on certain assets of the Company pursuant to the Security Agreement and the Bayer Mortgage;

     WHEREAS, it is a condition precedent to the obligation of Chase to make the Chase Term Loan pursuant to the Credit Agreement that the parties shall have entered into this Intercreditor Agreement, whereby Chase and Bayer will agree on their relative priorities and rights (and the relative rights and priorities of any other holder of Senior Obligations (as hereinafter defined)) relative to the assets of the Company and its Subsidiaries, in the manner provided for herein;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt of and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  DEFINITIONS

     1.1  Definitions.  Unless otherwise defined herein, terms which are defined
          -----------
in the Credit Agreement and used herein are so used as so defined and the following terms shall have the following meanings:

          "Agreement" means this Intercreditor Agreement, as the same may be
           ---------
amended, supplemented or otherwise modified from time to time.

          "Agreement for Custom Processing" shall have the meaning given such
           -------------------------------
term in the recitals to this Agreement.

          "Bayer" shall have the meaning given such term in the recitals to this
           -----
Agreement.

          "Bayer Documents" shall mean the Custom Processing Agreement, the
           ---------------
Security Agreement, the Bayer Mortgage ,the Bayer Lease and the Bayer Sublease.

          "Bayer Fractionation Collateral" shall have the meaning given to the
           ------------------------------
term "Collateral" in the Security Agreement.

          "Bayer Guaranty" shall have the meaning given such term in the
           --------------
recitals to this Agreement.

          "Bayer Mortgage" shall have the meaning given such term in the
           --------------
recitals to this Agreement.

          "Chase" shall have the meaning given such term in the recitals to this
           -----
Agreement.

     "Chase Term Loan" shall have the meaning given such term in the recitals to
      ---------------
this Agreement.

     "Company" shall have the meaning given such term in the recitals to this
      -------
Agreement.

     "Credit Agreement" shall have the meaning given such term in the recitals
      ----------------
to this Agreement.

     "Creditors" shall mean the collective reference to Bayer and the Senior
      ---------
Lenders.

     "Custom Processing Agreement" means said Agreement for Custom Processing as
      ---------------------------
amended by the Modification Agreement, as the same may be amended, modified or supplemented from time to time.

     "Existing PNC Loan" shall have the meaning given such term in the recitals
      -----------------
to this Agreement.

     "Hedge Agreements":  as to any Person, all interest rate swaps, caps or
      ----------------
collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

     "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit
      ----
arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

     "Modification Agreement" shall have the meaning given such term in the
      ----------------------
recitals to this Agreement.

     "Mortgaged Property" shall have the meaning given such term in the Senior
      ------------------
Loan Mortgage.

     "1995 Mortgage" shall have the meaning given such term in the recitals to
      -------------
this Agreement.

     "Person" an individual, partnership, corporation, limited liability
      ------
company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

     "Proceeds" shall have the meaning given such term in the Uniform Commercial
      --------
Code as in effect in the State of New York.

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

     "Reimbursement Agreement" shall have the meaning given such term in the
      -----------------------
recitals to this Agreement.

     "Security Agreement" means the Security Agreement dated as of the date
      -------------------
hereof between the Company and Bayer, securing the Senior Bayer Obligations.

     "Senior Bayer Obligations" means, at any time, the obligations of the
      ------------------------
Company to Bayer pursuant to the Custom Processing Agreement.

     "Senior Lenders":  the collective reference to Chase and all other holders
      --------------
from time to time of Senior Obligations.

     "Senior Loan Collateral" shall mean at any time all assets of the Company
      ----------------------
or any of its Subsidiaries, now owned or hereafter acquired, upon which a Lien is purported to be created by any Senior Loan Document.

     "Senior Loan Documents" means the collective reference to any and all
      ---------------------
documents or instruments that from time to time evidence the Senior Obligations or secure or support payment or performance thereof, including, without limitation, the Credit Agreement and all related documents and instruments.

     "Senior Loan Mortgage" means the Mortgage and Security Agreement, dated as
      --------------------
of December 22, 1997, made by the Suffolk County Industrial Development Agency and the Company in favor of Chase.

     "Senior Obligations" means, at any time, the collective reference to the
      ------------------
unpaid principal of and interest on all obligations and liabilities (including, without limitation, any such obligations and liabilities in respect of the replacement, refinancing or renewal of any other Senior Obligations) of the Company to the Senior Lenders (including, without limitation, interest accruing at the then applicable rate provided in any Senior Loan Document after the maturity of the subject Senior Obligations and interest accruing at the then applicable rate provided in any Senior Loan Document after the maturity of the subject Senior Obligations and interest accruing at the then applicable rate provided in any Senior Loan Document after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Senior Loan Documents, any Hedge Agreement or any other document made, delivered or given in connection therewith or otherwise, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Senior Lenders that are required to be paid by the Company pursuant to the terms of any Senior Loan Document or this Agreement).

          "Subsidiary" as to the Company, a corporation, partnership, or other
           ----------
entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by the Company, but any Joint Venture (as defined in the Credit Agreement) of the Company and its Subsidiaries shall not be a "Subsidiary" of the Company and any other Person which enters into a Collaboration (as defined in the Credit Agreement) with the Company or any of its Subsidiaries shall not, solely by virtue of entering into such Collaboration, become a "Subsidiary" of the Company.

          "Transaction Documents" means the Senior Loan Documents and the Bayer
           ---------------------
Documents.

     SECTION 2.  INTERCREDITOR AGREEMENTS

     2.1  Bayer Collateral.  The parties agree that at all times Bayer shall
          ----------------
have the senior security interest and lien position in the Bayer Fractionation Collateral to the extent of the Senior Bayer Obligations. Chase hereby agrees, regardless of time and order of recordation or the rules for determining priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors, to subordinate any security interests and lien position it may have at any time in the Bayer Fractionation Collateral to the security interests and liens of Bayer therein, up to the Senior Bayer Obligations, and Chase agrees to refrain from taking or filing any action, judicial or otherwise, to enforce any rights or to pursue or to exercise any remedies under the Senior Loan Documents in the Bayer Fractionation Collateral while the Custom Processing Agreement is in effect and prior to payment in full of the Senior Bayer Obligations.

     2.2  Senior Loan Collateral.  The parties agree that at all times the
          ----------------------
Senior Lenders shall have the senior security interest and lien position in the Senior Loan Collateral (other than the Bayer Fractionation Collateral) to the extent of the Senior Obligations. Bayer hereby agrees, regardless of time and order of recordation or the rules for determining priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors, to subordinate any security interests and lien position it may have at any time in the Senior Loan Collateral (other than the Bayer Fractionation Collateral) to the security interests and liens of the Senior Lenders therein, up to the Senior Obligations, and Bayer agrees to refrain from taking or filing any action, judicial or otherwise, to enforce any rights or to pursue or to exercise any remedies under the Bayer Documents in the Senior Loan Collateral (other than the Bayer Fractionation Collateral) while any Senior Loan Document is in effect and prior to payment in full of the Senior Obligations. Such exercise and enforcement shall include, without limitation, the rights, subject to Section 2.3, to sell or otherwise dispose of the Mortgaged Property, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction. Bayer and the Company hereby agree that no Liens shall be granted in favor of Bayer, except for the Liens granted pursuant to the Bayer Mortgage and the Security Agreement, in each case as in effect on the date hereof. It is understood that the foregoing shall not prevent a Bayer Takeover, as defined in the Custom Processing Agreement as in effect on the date hereof.

     2.3  Leases.  The parties recognize and agree that at all times the Senior
          ------
Lenders shall have the senior security interest and lien position in the Mortgaged Property as contemplated by Section 2.2, and that the Bayer Mortgage will be subordinate to the Senior Loan Mortgage. Chase agrees that, except as otherwise provided hereunder and so long as Bayer is not in default in any material respect of its obligations hereunder or under the Bayer Lease or the Bayer Sublease, Chase will take no action to disturb Bayer's possession and right of quiet enjoyment under the Lease or Sublease notwithstanding any taking of possession or control by Chase of said premises, by foreclosure or otherwise, pursuant to the Senior Loan Mortgage; and Chase will take no action to effect a termination of the Lease or Sublease by any such foreclosure or by any judicial sale, deed in lieu of foreclosure or any other such proceeding.

     2.4  Agreements Regarding Collateral.
          -------------------------------

     (a) Each of the Creditors hereby agrees that the liens and security interests granted to the Creditors under the Transaction Documents shall be treated, as among the Creditors, as having the priorities set forth herein. Any money, property or securities ("Proceeds") realized upon the sale, disposition or other realization by either Creditor upon or in respect of all or any part of the Bayer Fractionation Collateral or the Mortgaged Property, shall be applied by such Creditor in the following order:

          (1) First, to the payment in full of all costs and expenses
              -----
     (including, without limitation, attorneys' fees and disbursements) paid or incurred by such Creditor in connection with the realization on the Bayer Fractionation Collateral or the Mortgaged Property, as the case may be, or the protection of its rights and interests therein;

          (2) Second, in the case of any Proceeds realized upon the sale,
              ------
     disposition or other realization by such Creditor upon all or any part of the Bayer Fractionation Collateral, to the payment in full of all Senior Bayer Obligations and, in the case of any Proceeds realized upon the sale, disposition or other realization by such Creditor upon all or any part of the Mortgaged Property, to the payment in full of all Senior Obligations;

          (3) Third, in the case of any Proceeds realized upon the sale,
              -----
     disposition or other realization by such Creditor upon all or any part of the Bayer Fractionation Collateral, to the payment in full of all Senior Obligations and, in the case of any Proceeds realized upon the sale, disposition or other realization by such Creditor upon all or any part of the Mortgaged Property, to the payment in full of all Senior Bayer Obligations; and

          (4) Fourth, to pay to the Company, or its representative or as a
              ------
     court of competent jurisdiction may direct, any surplus then remaining.

     (b) The Company shall notify Bayer of any acceleration or enforcement action taken by any Senior Lender under any Senior Loan Document.

     (c) The priorities provided for in this Agreement shall be enforceable against the Company and the Creditors in any proceeding filed by or against the Company under the bankruptcy code (11 USC (S)101 et. seq.) or any other liquidation proceeding, whether or not under court supervision, filed by or against the Company.

     (d) Nothing contained in this Agreement is intended to or shall relieve the obligations of the Company to the Creditors to pay any amount in respect of the Senior Bayer Obligations or Senior Obligations, as the case may be, as and when such amount shall become due and payable in accordance with the terms thereof.

     (e) No failure on the part of the Creditors to act in accordance with the terms of this Agreement shall relieve the Company of any of its obligations to the Creditors or either of them under the Transaction Documents or any related agreement.

     (f) To the maximum extent permitted by law, each Creditor waives any claim it might have against any other Creditor with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of such other Creditor or its directors, officers, employees or agents with respect to any exercise of rights or remedies under the Transaction Documents or any transaction relating to the Bayer Fractionation Collateral or the Senior Loan Collateral, as the case may be. No Senior Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Senior Loan Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Senior Loan Collateral, or take any other action in respect thereof, upon the request of the Company or Bayer.

     SECTION 3.  REPRESENTATIONS AND WARRANTIES

     Each Creditor represents and warrants to the other Creditor that (a) the execution, delivery and performance of this Agreement (i) have been duly authorized by all requisite corporate or partnership action on its part and (ii) will not contravene any provision of its charter or by-laws or partnership agreement or any order of any court or other Governmental Authority having applicability to it or any applicable law, and (b) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation.

     SECTION 4.  MISCELLANEOUS

     4.1  Successors and Assigns; Continuing Effect.  This Agreement is being
          -----------------------------------------
entered into for the benefit of, and shall be binding upon, the Creditors and their respective successors and assigns. Bayer may not assign or transfer any of its rights or obligations under this Agreement or any Bayer Document without the prior written consent of the Senior Lenders. This Agreement shall be a continuing agreement and shall be irrevocable and shall remain in full force and effect as long as there are any of the Senior Bayer Obligations or the Senior Obligations outstanding.

     4.2  No Change in Obligations.  Bayer may not waive, amend, supplement or
          ------------------------
otherwise modify the terms and conditions of the Bayer Mortgage and Bayer Security Agreement without the prior written consent of the Senior Lenders.

     4.3  Notices; Amendments, etc.
          -------------------------

     (a) All notices hereunder shall be in writing and shall be sufficiently given if personally delivered, telecopied or mailed by first class, registered or certified mail, return receipt requested, postage prepaid, and addressed to the address of the relevant party at the address set forth under its signature below, or to such other address or addresses as the party to whom such notice is directed may have designated by like notice in writing to the other parties hereto. A notice shall be deemed to have been given when personally delivered or, if telecopied, upon receipt or, if mailed, on the earlier of (i) three (3) days after the date on which it is deposited in the mail, or (ii) the date on which it is received.

     (b) This Agreement may be amended and the terms hereof may be waived only with the written consent of Bayer, each Senior Lender and the Company.

     4.4. Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.

     4.5  Severability.  Any provision to this Agreement which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     4.6  Agreement; Governing Law.  This Agreement embodies the entire
          ------------------------
agreement and understanding of the parties hereto regarding the subject matter hereof. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     4.7  Relative Rights.  This Agreement is intended solely for the purpose of
          ---------------
defining the relative rights of the Senior Lenders on the one hand and Bayer on the other hand, and no other Person shall have any right, benefit or other interest under this Agreement.

     4.8  Further Assurances.  Each Creditor and the Company, at their own
          ------------------
expense and at any time from time to time, upon the written request of any Creditor will promptly and duly execute and deliver such further instruments and documents and take such further actions as such Creditor reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

     4.9  Expenses.  The Company will pay or reimburse each Senior Lender, upon
          --------
demand, for all its costs and expenses in connection with the enforcement or preservation of any rights under this Agreement, including, without limitation, reasonable fees and disbursements of counsel to the Senior Lenders. The Company will pay, indemnify, and hold each Senior Lender harmless, from and against any and all other liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, tort of on any other ground), judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to this Agreement or any action taken or omitted to be taken by any Senior Lender with respect to any of the foregoing.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their authorized officers on the date and year first above written.

                                            V.I. TECHNOLOGIES, INC.



                                            By: /s/ Joanne Leonard
                                               ------------------------
                                            Name:  Joanne Leonard
                                            Title: Vice President, CFO
                                            Address for Notices:
                                                 155 Duryea Road
                                                 Melville, New York 11747
                                                 Attn:  Joanne Leonard
                                                        Chief Financial Officer

                                            BAYER CORPORATION



                                            By: /s/ Jack Ryan
                                               ----------------------
                                            Name:  Jack Ryan
                                            Title: Vice President
                                            Address for Notices:



                                            THE CHASE MANHATTAN BANK



                                            By: /s/ Diane E. Vaccarelli
                                               ------------------------
                                            Name:  Diane E. Vaccarelli
                                            Title: Vice President
                                            Address for Notices:
                                                 7600 Jericho Turnpike
                                                 Woodbury, NY  11797